UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2013

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

(a)

ExxonMobil held its Annual Meeting of Shareholders on May 29, 2013, at which the matters set forth below in response to Item 5.07(b) were submitted to a vote of security holders.  Percentages are based on the total votes cast.  Under the corporate law of New Jersey, where ExxonMobil is incorporated, abstentions are not votes cast.

(b)

The shareholders elected each of the Board's thirteen director nominees as set forth below:

Nominees	Votes Cast For	% For	Votes Withheld	Broker Non-Votes

Michael J. Boskin	2,749,442,526	97.6	66,426,045	844,704,566
Peter Brabeck-Letmathe	2,775,766,397	98.6	40,110,676	844,704,566
Ursula M. Burns	2,729,987,883	96.9	85,887,877	844,704,566
Larry R. Faulkner	2,781,592,053	98.8	34,276,718	844,704,566
Jay S. Fishman	2,592,372,163	92.1	223,498,916	844,704,566
Henrietta H. Fore	2,781,115,198	98.8	34,756,428	844,704,566
Kenneth C. Frazier	2,770,783,177	98.4	45,090,246	844,704,566
William W. George	2,622,448,127	93.1	193,415,431	844,704,566
Samuel J. Palmisano	2,515,480,402	89.3	300,396,748	844,704,566
Steven S Reinemund	2,753,148,576	97.8	62,740,337	844,704,566
Rex W. Tillerson	2,698,833,175	95.8	117,023,775	844,704,566
William C. Weldon	2,777,661,150	98.6	38,210,346	844,704,566
Edward E. Whitacre, Jr.	2,621,524,426	93.1	194,330,529	844,704,566

The shareholders voted as set forth below on two management proposals:

Ratification of Independent Auditors:

Votes Cast For:	3,603,400,266	98.9%
Votes Cast Against:	38,249,208	1.1%
Abstentions:	18,844,144
Broker Non-Votes:	0

Advisory Vote to Approve Executive Compensation:

Votes Cast For:	1,962,945,352	70.6%
Votes Cast Against:	816,931,374	29.4%
Abstentions:	35,923,782
Broker Non-Votes:	844,704,566

The shareholders voted as set forth below on eight shareholder proposals:

Independent Chairman:

Votes Cast For:	971,732,625	34.9%
Votes Cast Against:	1,813,966,656	65.1%
Abstentions:	30,117,299
Broker Non-Votes:	844,704,566

Majority Vote for Directors:

Votes Cast For:	1,259,427,450	45.2%
Votes Cast Against:	1,525,854,381	54.8%
Abstentions:	30,572,268
Broker Non-Votes:	844,704,566

Limit Directorships:

Votes Cast For:	159,767,425	5.8%
Votes Cast Against:	2,617,715,739	94.2%
Abstentions:	38,382,296
Broker Non-Votes:	844,704,566

Report on Lobbying:

Votes Cast For:	669,255,307	24.9%
Votes Cast Against:	2,018,036,569	75.1%
Abstentions:	128,575,583
Broker Non-Votes:	844,704,566

Political Contributions Policy:

Votes Cast For:	156,694,770	5.7%
Votes Cast Against:	2,572,000,150	94.3%
Abstentions:	87,186,660
Broker Non-Votes:	844,704,566

Amendment of EEO Policy:

Votes Cast For:	527,643,238	19.8%
Votes Cast Against:	2,139,486,219	80.2%
Abstentions:	148,743,356
Broker Non-Votes:	844,704,566

Report on Natural Gas Production:

Votes Cast For:	767,493,943	30.2%
Votes Cast Against:	1,775,213,279	69.8%
Abstentions:	273,123,535
Broker Non-Votes:	844,704,566

Greenhouse Gas Emissions Goals:

Votes Cast For:	679,646,530	26.7%
Votes Cast Against:	1,864,052,587	73.3%
Abstentions:	272,170,690
Broker Non-Votes:	844,704,566

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 3, 2013

By:

/s/ Patrick T. Mulva

----------------------------------------------

Name:

Patrick T. Mulva

Title:

Vice President, Controller and

Principal Accounting Officer